                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              --------------------

                                    FORM 8-K

                              --------------------

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        February 2, 1996                                      1-8309
         Date of Report                              Commission File Number
(Date of earliest event reported)


                        PRICE COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

           New York                                        13-2991700
(State or other jurisdiction of                        (IRS Employer
incorporation or organization)                         Identification Number)


           45 Rockefeller Plaza, Suite 3201, New York, New York 10020
              (Address of Principal Executive Offices) (Zip Code)

                                 (212) 757-5600
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Item 2.          Acquisition or Disposition of Assets.

                 On February 2, 1996, the Registrant consummated the sale to US Broadcast Group, L.L.C. of television stations KFDX-TV, Wichita Falls, Texas, KJAC-TV, Port Arthur, Texas, and KSNF (TV), Joplin, Missouri, for an aggregate cash purchase price of approximately $40.7 million.

Item 7.          Financial Statements and Exhibits.

                 (a)  Pro forma financial information.


                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRICE COMMUNICATIONS CORPORATION



Date:  February 20, 1996                By:   /s/ Robert Price
                                           -------------------------------
                                           Robert Price
                                           Chief Executive Officer,
                                           President and Director

               PRICE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                                 Balance Sheet
                               September 30, 1995

                                  (unaudited)


                                                                                          (1)
                                                                                        Proforma
ASSETS:                                                          Historical           Adjustments             Proforma
                                                                 ----------           -----------             --------
Current liabilities:
   Cash and cash equivalents                                    $ 2,645,270          $ 19,247,748          $ 21,893,018
   Short-term investments                                         1,039,500                   -               1,039,500
   Accounts receivable, net                                       5,366,025                   -               5,366,025
   Film broadcast rights                                          2,468,088              (652,997)            1,815,091
   Prepaid expenses and other current liabilities                   771,065              (483,934)              287,131
                                                              ----------------------------------------------------------
Total current assets                                             12,289,948            18,110,817            30,400,765

Property and equipment, at cost less accumulated
   depreciation                                                  11,262,323            (6,146,003)            5,116,320
Broadcast licenses and other intangibles less
   accumulated amortization                                      66,101,374            (4,774,779)           61,326,595
Film broadcast right                                              2,678,412              (113,011)            2,565,401
Notes receivable                                                    540,000                   -                 540,000
Other assets                                                        199,687                   -                 199,687
                                                              ----------------------------------------------------------

Total assets                                                    $93,071,744          $  7,077,024          $100,148,768
                                                              ==========================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued expenses                        $ 3,126,180          $   (488,312)          $ 2,637,868
   Current portion of long-term debt                                  9,624                   -                   9,624
   Other current liabilities                                      5,470,241              (557,925)            4,912,316
                                                              ----------------------------------------------------------
Total current liabilities                                         8,606,045            (1,046,237)            7,559,808

Long-term debt                                                   22,003,160           (22,000,000)                3,160
Deferred tax effect on basis difference arising
   on acquistion                                                 18,187,578                   -              18,187,578
Other liabilities                                                 2,969,067               (41,504)            2,927,563

Shareholders' Equity                                             41,305,894            30,164,765            71,470,659
                                                              ----------------------------------------------------------

Total liabilities and shareholders' equity                      $93,071,744          $  7,077,024          $100,148,768
                                                              ==========================================================


(1) Reflects the sale of the stations and the retirement of debt, including accrued interest, with the proceeds from the sale.

           PRICE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                        Statement of Operations
                 Twelve months ended December 31, 1994

                              (unaudited)

                                                                                     (1)
                                                                                   Proforma
                                                            Historical           Adjustments             Proforma
                                                            ----------           -----------             --------
Revenue                                                    $ 28,053,341          $(14,056,410)         $ 13,996,931
Agency and representatives' commissions                       4,014,209            (1,979,012)            2,035,197
                                                          ----------------------------------------------------------
   Net revenue                                               24,039,132           (12,077,398)           11,961,734
                                                          ----------------------------------------------------------

Operating expenses                                           14,961,399            (7,553,675)            7,407,724
Corporate expenses                                            4,474,787                   -               4,474,787
Other (income) expenses, net                                (16,244,568)               45,266           (16,199,302)
Interest expense                                                813,493              (813,493)                  --
Amortization of deferred debt expense                           645,835              (460,000)              185,835
Depreciation and amortization                                 3,312,049            (1,869,104)            1,442,945
                                                          ----------------------------------------------------------
                                                              7,962,995           (10,651,006)           (2,688,011)
                                                          ----------------------------------------------------------

Income before income taxes                                   16,076,137            (1,426,392)           14,649,745

Income tax expense                                            1,652,588                   -               1,652,588
                                                          ----------------------------------------------------------

Net Income                                                 $ 14,423,549          $ (1,426,392)         $ 12,997,157
                                                          ==========================================================

Income per share                                           $       1.16                                $       1.05
                                                          ==============                              ==============

Weighted average number of shares                            12,400,000                                  12,400,000
(adjusted for April 1995 five-for-four stock              --------------                              --------------
split)


(1) Assumes that the stations were sold on December 31, 1993.

           PRICE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                        Statement of Operations
              For the nine months ended September 30, 1995

                              (unaudited)

                                                                                   (1)
                                                                                 Proforma
                                                          Historical           Adjustments             Proforma
                                                          ----------           -----------             --------
Revenue                                                   $24,553,534          $(10,591,744)          $13,961,790
Agency and representatives' commissions                     3,883,483            (1,496,025)            2,387,458
                                                         ---------------------------------------------------------
   Net revenue                                             20,670,051            (9,095,719)           11,574,332
                                                         ---------------------------------------------------------

Operating expenses                                         11,346,185            (6,141,582)            5,204,603
Corporate expenses                                          2,013,718                   -               2,013,718
Other (income) expenses, net                               (6,876,459)                9,252            (6,867,207)
Interest expense                                            1,572,454            (1,572,454)            1,568,719
Amortization of deferred debt expense                         360,000              (360,000)                  -
Depreciation and amortization                               2,710,271            (1,072,758)            1,637,513
Unrealized noncash loss on marketable
   securities                                                 110,629                   -                 110,629
                                                         ---------------------------------------------------------
                                                           11,236,798            (9,137,542)            2,099,256
                                                         ---------------------------------------------------------

Income before income taxes                                  9,433,253                41,823             9,475,076

Income tax benefit                                            152,616                   -                 152,616
                                                         ---------------------------------------------------------

Net Income                                                $ 9,585,869                41,823           $ 9,627,076
                                                         =========================================================

Income per share                                          $      0.91                                 $      0.91
                                                         =============                               =============

Weighted average number of shares                          10,528,000                                  10,528,000
(adjusted for April 1995 five-for-four stock             -------------                               -------------
split)


(1) Assumes that the stations were sold on December 31, 1994.